SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 FOODMAKER, INC.
                (Name of Registrant as Specified in Its Charter)

                                 FOODMAKER, INC.
                   (Name of Person(s) Filing Proxy Statement)

Paying of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

FOODMAKER                                                             [LOGO]


                                                                 January 8, 1999






Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Foodmaker, Inc. to be held at 2:00 p.m. on Friday, February 12, 1999, at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California.

     We hope you will attend in person. If you plan to do so, please indicate in the space provided on the enclosed proxy. Whether you plan to attend the meeting or not, we urge you to sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided or, if indicated on your proxy card, in the alternative vote your proxy by telephone. This will ensure representation of your shares in the event that you are unable to attend the meeting.

     The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Meeting and Proxy Statement.

     The Directors and Officers of the Company look forward to meeting with you.

                         Sincerely,

                         JACK W. GOODALL

                         Jack W. Goodall
                         Chairman of the Board

                                 FOODMAKER, INC.
                               9330 Balboa Avenue
                           San Diego, California 92123
                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on February 12, 1999

     The 1999 Annual Meeting of Stockholders of Foodmaker, Inc. will be held at 2:00 p.m. on Friday, February 12, 1999, at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California.

     The meeting will be held to vote upon the following proposals:

     1. To elect nine directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2.   To approve the Non-Employee Director Stock Option Plan, as amended;

     3. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants; and

     4. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

     Only stockholders of record at the close of business on December 23, 1998, will be entitled to vote at the meeting.


                              By Order of the Board of Directors

                              LAWRENCE E. SCHAUF

                              Lawrence E. Schauf
                              Secretary


San Diego, California
January 8, 1999

                                 FOODMAKER, INC.
                               9330 Balboa Avenue
                           San Diego, California 92123
                          ____________________________

                                 PROXY STATEMENT
                          ____________________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 12, 1999

                             SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Foodmaker, Inc., a Delaware corporation ("Foodmaker" or the "Company"), for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 2:00 p.m. on Friday, February 12, 1999, at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California, or any postponements or adjournments thereof. This Proxy Statement and form of proxy were mailed to stockholders on or about January 8, 1999.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by Foodmaker. The Company has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, for which D.F. King will be paid a fee not to exceed $4,500 plus out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited personally or by telephone or other means by D.F. King, as well as by directors, officers or employees of the Company, who will receive no additional compensation for such services.

                                     VOTING

     The close of business on December 23, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date, there were 38,060,452 shares of Foodmaker common stock, $.01 par value (the "Common Stock"), outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (i.e., shares held by brokers or nominees that the broker or nominee does not have discretionary power to vote on a particular matter and as to which instructions have not been received from the beneficial owners or persons entitled to vote) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that there are insufficient votes to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     A director will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy will be required to approve the Company's Non-Employee Director Stock Option Plan, as amended and restated, and to ratify the appointment of KPMG Peat Marwick LLP as independent accountants of the Company for the 1999 fiscal year.

     With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is voted. Therefore, such abstentions will have the effect of a negative vote. Broker non-votes are not counted for purposes of determining whether a proposal has been approved and, therefore, have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast for such proposal.

     Proxies will be voted as directed by stockholders in writing or by telephone. If no direction is given, proxies will be voted FOR management's nominees for election as directors and FOR Proposals 2 and 3, unless the stockholder otherwise directs in the proxy. The enclosed proxy gives discretionary authority as to any matters not specifically referred to therein. See "Other Business". The telephone voting procedures, available only to stockholders of record, are designed to authenticate stockholders' identities, to allow record stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions as to the procedures to be followed by any record stockholder interested in voting via telephone are set forth on the enclosed proxy card. A proxy may be revoked at any time before it is voted at the Annual Meeting by submitting written notice of revocation to the Secretary of Foodmaker, by filing a duly executed written proxy bearing a later date or, for record stockholders, by a later proxy delivered using the telephone voting procedures. A proxy will not be voted if the stockholder who executed it or voted it by telephone is present at the Annual Meeting and elects to vote the shares represented thereby in person.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The directors of Foodmaker are elected annually. The term of office of all present directors expires on the date of the Annual Meeting, at which time nine directors are to be elected to serve for the ensuing year and until their successors are elected and qualified. The nominees of management for election as directors are set forth below along with certain information regarding these nominees. Should any nominee become unavailable to serve as a director, the proxies will be voted for such other person as the Board of Directors of the Company (the "Board") shall designate. To the best of Foodmaker's knowledge, all nominees are and will be available to serve. Stockholders' nominations for election as a director may be made only pursuant to the provisions of the Company's bylaws, described below under "Other Business".

     The following table provides certain information about each of the Company's nominees for director as of January 1, 1999:

                                                                      Director
Name                       Age  Position(s) with the Company            Since
------------------------------------------------------------------------------
Michael E. Alpert(4)(5). . 56   Director. . . . . . . . . . . . . . . . 1992
Jay W. Brown(2)(3)(6). . . 53   Director. . . . . . . . . . . . . . . . 1997
Paul T. Carter(1)(2)(6). . 76   Director. . . . . . . . . . . . . . . . 1991
Charles W. Duddles . . . . 58   Executive Vice President, Chief
                                Financial Officer, Chief Administrative
                                Officer and Director. . . . . . . . . . 1988
Edward Gibbons(1)(4) . . . 62   Director. . . . . . . . . . . . . . . . 1985
Jack W. Goodall(3)(4)(5) . 60   Chairman of the Board . . . . . . . . . 1985
Murray H. Hutchison
 (1)(2)(5) . . . . . . . . 60   Director. . . . . . . . . . . . . . . . 1998
Robert J. Nugent(3)(6) . . 57   President, Chief Executive Officer and
                                Director. . . . . . . . . . . . . . . . 1988
L. Robert Payne(1)(4). . . 65   Director. . . . . . . . . . . . . . . . 1986
__________________________

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Executive Committee.
(4)  Member of the Finance Committee.
(5)  Member of the Nominating and Governance Committee.
(6)  Member of the Year 2000 Ad Hoc Committee.

     The business experience, principal occupations and the employment of the nominees has been as follows:

     Mr. Alpert has been a director of the Company since August 1992. Mr. Alpert was a partner in the San Diego office of the law firm of Gibson, Dunn & Crutcher LLP for more than five years prior to his retirement in August 1992. He is currently Advisory Counsel to Gibson, Dunn & Crutcher LLP. Gibson, Dunn & Crutcher LLP provides legal services to the Company from time to time.

     Mr. Brown has been a director of the Company since February 1996. He is currently a principal with Westgate Group, LLC, a private equity investment firm. From April 1996 to September 1998, Mr. Brown was President and CEO of Protein Technologies International, Inc., the world's leading supplier of soy-based proteins to the food and paper processing industries. He was Chairman and CEO of Continental Baking Company from October 1984 to July 1995 and President of Van Camp Seafood Company from August 1983 to October 1984. From July 1981 through July 1983, he served as Vice President of Marketing for Jack in the Box.

     Mr. Carter has been a director of the Company since June 1991. Mr. Carter has been an insurance consultant for the Government Division of Corroon & Black Corporation since February 1987. From February 1987 until December 1990, he was also a consultant to the San Diego Unified School District on insurance matters. He retired in February 1987 as Chairman and Chief Executive Officer of Corroon & Black Corporation, Southwestern Region and as Director and Senior Vice President of Corroon & Black Corporation, New York. Mr. Carter is a director of Borrego Springs National Bank.

     Mr. Duddles has been Executive Vice President and Chief Administrative Officer of the Company since May 1988. He has been Chief Financial Officer of the Company since October 1985 and was Senior Vice President from October 1985 to May 1988. He has been a director since February 1988. Mr. Duddles has 19 years of experience with the Company in various finance positions.

     Mr. Gibbons has been a director of the Company since October 1985 and has been a general partner of Gibbons, Goodwin, van Amerongen, an investment banking firm, for more than five years preceding the date hereof. Mr. Gibbons is also a director of Robert Half International, Inc., in Menlo Park, California, and Summer Winds Garden Centers, Inc., in Boise, Idaho.

     Mr. Goodall has been Chairman of the Board since October 1985. For more than five years prior to his retirement in April 1996, he was President and Chief Executive Officer of the Company. Mr. Goodall is a director of Ralcorp Holdings, Inc.

     Mr. Hutchison has been a director of the Company since May 1998. He served 18 years as Chief Executive Officer and Chairman of International Technology Corp., one of the largest publicly traded environmental engineering firms in the U.S., until his retirement in 1994. Mr. Hutchison is a director of Sunrise Medical, Inc., Cadiz Land Company Inc., Epic Solutions, Inc., and the Huntington Hotel Corp.

     Mr. Nugent has been President and Chief Executive Officer of the Company since April 1996. He was Executive Vice President of the Company from February 1985 to April 1996 and President and Chief Operating Officer of Jack in the Box from May 1988 to April 1996. He has been a director since February 1988.
Mr. Nugent has 19 years of experience with the Company in various executive and operations positions.

     Mr. Payne has been a director of the Company since August 1986. He has been President and Chief Executive Officer of Multi-Ventures, Inc. since February 1976 and was Chairman of the Board of Grossmont Bank, a wholly-owned subsidiary of Bancomer, S.A., from February 1974 until October 1995. Multi-Ventures, Inc. is a real estate development and investment company that is also the managing partner of the San Diego Mission Valley Hilton and the Hanalei Hotel. He was a principal in the Company prior to its acquisition by its former parent, Ralston Purina Company, in 1968.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                       AND CERTAIN COMMITTEES OF THE BOARD

     The following information is provided about the Board of Directors and certain of its committees.

     The Audit Committee directs the internal and external audit activities of Foodmaker as deemed appropriate. The Audit Committee held two meetings in 1998.

     The Compensation Committee reviews compensation policies and recommends changes when appropriate. The Compensation Committee held three meetings in 1998 and on two occasions acted by unanimous written consent.

     The Nominating and Governance Committee recommends to the Board nominees for election as directors and will consider nominees properly submitted by stockholders. See "Other Business". The Nominating and Governance Committee held three meetings in 1998.

     In 1998, the Board of Directors held seven meetings, including one telephonic meeting, and on one occasion acted by unanimous written consent. Each current director attended more than 75% of the aggregate number of the general meetings held and the meetings of committees on which such director served.

     Directors who are also officers of Foodmaker or its subsidiaries receive no additional compensation for their services as directors. Mr. Goodall, in addition to serving as Chairman of the Board, provided consultation on various matters through June 1998 and received $10,000 per month for all such services. As Chairman of the Board, Mr. Goodall receives compensation consisting of a $36,000 annual retainer and $3,000 for each Board meeting attended in person. The other independent directors of the Company receive compensation consisting of an $18,000 annual retainer and $2,000 for each Board meeting attended in person. All directors are reimbursed for out-of-pocket and travel expenses. No additional compensation is paid for actions taken by the Board by written consent or participating in telephonic meetings. Under the Company's Deferred Compensation Plan for Non-Management Directors, each independent director may defer any portion or all of such compensation. Amounts deferred under the plan's equity option are immediately converted to stock equivalents at the then current market price of the Company's Common Stock and matched at a 25% rate by the Company. A director's stock equivalent account is distributed in cash, based upon the ending number of stock equivalents and the market value of the Company's Common Stock, at the conclusion of the director's service as a member of the Board. All of the independent directors have elected to defer their compensation pursuant to this plan.

     Pursuant to the Company's Non-Employee Director Stock Option Plan, commencing February 17, 1995 and annually thereafter upon election to the Board, each independent director also receives a stock option to purchase 10,000 shares of the Company's Common Stock at the market value, as defined, on the date of grant. Proposal Two below describes a proposed amendment to increase the number of shares available under the Non-Employee Director Stock Option Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 15, 1998, information with respect to beneficial ownership of voting securities of the Company by (i) each person who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities (none at the above date), (ii) each director and nominee for director of the Company, (iii) each executive officer listed in the Summary Compensation Table herein and (iv) all directors and executive officers of the Company as a group. Each of the following stockholders has sole voting and investment power with respect to shares beneficially owned by such stockholder, except to the extent that authority is shared with spouses under applicable law or as otherwise noted.

                                              Number of Shares
                                               of Common Stock     Percent of
Name                                        Beneficially Owned(1)   Class(1)
-----------------------------------------------------------------------------
Jack W. Goodall. . . . . . . . . . . . . . .      1,078,123          2.8%
Robert J. Nugent . . . . . . . . . . . . . .        754,771          2.0%
Charles W. Duddles . . . . . . . . . . . . .        454,193          1.2%
Kenneth R. Williams. . . . . . . . . . . . .        434,156          1.1%
Edward Gibbons(2). . . . . . . . . . . . . .        404,736          1.1%
Paul L. Schultz. . . . . . . . . . . . . . .        181,845           *
L. Robert Payne. . . . . . . . . . . . . . .        101,000           *
Paul T. Carter . . . . . . . . . . . . . . .         58,750           *
Michael E. Alpert. . . . . . . . . . . . . .         42,500           *
Jay W. Brown . . . . . . . . . . . . . . . .         30,000           *
Lawrence E. Schauf . . . . . . . . . . . . .          3,500           *
Murray H. Hutchison. . . . . . . . . . . . .              -           -
All directors and executive officers as a
  group (21 persons) . . . . . . . . . . . .      3,959,837         10.0%
_________________________

*  Less than one percent

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Messrs. Goodall, Nugent, Duddles, Williams, Gibbons, Schultz, Payne, Carter, Alpert, Brown, Schauf and Hutchison have the right to acquire through the exercise of stock options within 60 days of the above date, 405,000, 250,000, 157,500, 175,500, 40,000, 101,500, 76,000, 46,750, 40,000, 20,000, none and none, respectively, of the shares reflected above as beneficially owned.

(2) Includes 50,000 shares owned by Mr. Gibbons' wife.

                             EXECUTIVE COMPENSATION
Summary Compensation Table

     The following table sets forth information concerning the annual and long-term compensation of the Company's chief executive officer and the other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries during the fiscal years indicated. Bonus amounts were accrued during the year and paid shortly thereafter.
                                                         Long-Term
                                                        Compensation
                                                        ------------
                                 Annual Compensation     Securities   All Other
Name and                     --------------------------- Underlying Compensation
Principal Position(s)  Year  Salary($) Bonus($)  Other($) Options(#)   ($)(1)
--------------------------------------------------------------------------------

Robert J. Nugent. . . .1998  525,000   550,000   12,000    52,000      22,685
 President, Chief      1997  467,500   500,000   32,497    50,000      13,823
 Executive             1996  408,685   435,000    6,000    25,000      10,628
 Officer and Director

Kenneth R. Williams . .1998  364,000   302,400   12,000    33,000      20,671
 Executive Vice        1997  330,000   280,000   12,000    25,000      18,638
 President,            1996  296,185   248,000    6,000    13,000      19,214
 Marketing and
 Operations

Charles W. Duddles. . .1998  321,500   266,400   12,000    30,000      18,501
 Executive Vice        1997  305,000   248,000   16,270    25,000      17,682
 President, Chief      1996  291,185   240,000    6,000    10,000      19,105
 Financial Officer,
 Chief Administrative
 Officer and Director

Lawrence E. Schauf (2).1998  257,500   212,000   19,034    23,700      15,429
 Executive Vice        1997  250,000   200,000   19,034    25,000       8,796
 President,            1996   28,846         -    1,385    50,000         577
 Secretary

Paul L. Schultz . . . .1998  270,000   182,000   12,000    17,000      14,886
 Vice President,       1997  242,500   169,000   12,000    20,000      12,952
 Operations            1996  216,586   146,250    6,000     9,000      13,246
_________________________

(1) All other compensation represents the Company's matching contributions to the deferred compensation plan, except for approximately $1,300-$1,400 annually for each person (except Mr. Schauf in 1996) for premiums on term life insurance paid by the Company for the benefit of the named executive officer. The Company has no interest in such insurance policies.

(2) Mr. Schauf began his employment with the Company on August 19, 1996.


Stock Option Grants in Fiscal 1998

     Set forth below is information with respect to options granted to the named executive officers in the Summary Compensation Table during the 1998 fiscal year.

                                                                   Potential
                                                               Realizable Value
                                                               at Assumed Annual
                             % of Total                             Rates of
                Number of   Options/SARs                          Stock Price
                Securities   Granted to   Exercise               Appreciation
                Underlying   Employees    or Base              for Option Term
               Options/SARs  in Fiscal     Price   Expiration  ----------------
Name            Granted (#)    Year      ($/Share)    Date       5%       10%
-------------------------------------------------------------------------------
Robert J.
 Nugent. . . . . 52,000        7.4%       19.0625  6/8/2008  $630,000 $1,600,694
Kenneth R.
 Williams. . . . 33,000        4.7%       19.0625  6/8/2008   399,869  1,015,825
Charles W.
 Duddles . . . . 30,000        4.3%       19.0625  6/8/2008   363,517    923,477
Lawrence E.
 Schauf. . . . . 23,700        3.4%       19.0625  6/8/2008   287,179    729,547
Paul L.
 Schultz . . . . 17,000        2.4%       19.0625  6/8/2008   205,993    523,304

Option Exercises in Fiscal 1998 and Fiscal Year-End Values

     Set forth below is information with respect to options exercised by the named executive officers in the Summary Compensation Table during the 1998 fiscal year, and the number and value of unexercised stock options held by the named executive officers at the end of the fiscal year.

                                   Number of Securities   Value of Unexercised
                                  Underlying Unexercised      In-the-Money
              Shares               Options/SARs Held at      Options/SARs at
             Acquired                Fiscal Year-End       Fiscal Year-End(1)
                on                ---------------------  ----------------------
             Exercise   Value       Exer-     Unexer-     Exer-      Unexer-
Name           (#)     Realized     cisable   cisable     cisable    cisable
-------------------------------------------------------------------------------
Robert J.
 Nugent. . . .     0          0     250,000   77,000     $1,795,522  $34,375
Kenneth R.
 Williams. . .     0          0     175,500   45,500      1,237,013   17,188
Charles W.
 Duddles . . .     0          0     157,500   42,500      1,273,051   17,188
Lawrence E.
 Schauf. . . .37,500   $305,769      25,000   36,200        109,375   17,188
Paul L.
 Schultz . . .     0          0     101,500   27,000        645,428   13,750
_________________________

(1) Based on the difference between the exercise price of the options and the closing price of the Company's Common Stock on the last trading day prior to the Company's fiscal year ended September 27, 1998 ($13.50). At such date, Messrs. Nugent, Williams, Duddles, Schauf and Schultz had unexercisable stock options which were not in-the-money for 52,000, 33,000, 30,000, 23,700 and 17,000 shares, respectively.

Report of the Board of Directors and Compensation Committee on Executive Compensation

     The Board of Directors has the primary responsibility for determining executive compensation. In addition, there is also a Compensation Committee composed of not fewer than two non-employee directors. Executive compensation is designed to (a) provide compensation opportunities that will attract, motivate and retain highly qualified managers and executives, and (b) provide salary and other rewards that are closely linked to Company, team, and individual performance, focused on achievement of annual business plans and longer term incentives linked to increases in stockholder value. The Chief Executive Officer recommends the compensation to be paid to executive officers of the Company other than himself; final determination of the amount of compensation rests with the non-employee members of the Board of Directors. Board members who are also executive officers do not participate in discussions about, nor do they vote on, recommendations concerning their respective compensation.

     The Company's executive officer compensation program is comprised of base salary, bonus opportunity, long-term incentive compensation in the form of stock options, and other benefits such as health insurance. It is the objective of the Company to maintain base salaries that are at approximately the mid-range of compensation paid to senior executives with comparable qualifications, experience and responsibilities at other companies engaged in the same or similar business as the Company. The Performance Bonus Plan provides for a bonus as a percent of base salary which is dependent upon the Company's performance level achieved and the job classification of the individual. The purpose of the Performance Bonus Plan is to reward key employees, executives and officers for achievement of corporate goals relating to earnings. The performance bonuses for the named executives for fiscal 1998 were paid in accordance with the established plan and are reflected in the Summary Compensation Table.

     The 1992 Employee Stock Incentive Plan forms the basis for the Company's long-term incentive plan for officers and key managers. The purpose of the Plan is to enable the Company and its subsidiaries to attract, retain and motivate employees by providing for or increasing the proprietary interests of such employees in the Company. During 1998, options to purchase the Company's
Common Stock were granted to Messrs. Nugent, Williams, Duddles, Schauf and Schultz for the purchase of 52,000, 33,000, 30,000, 23,700 and 17,000 shares, respectively, at $19.0625 per share, exercisable 20% annually beginning on May 8, 1999. All options were granted at 100% of the market price of the Company's Common Stock on the dates of grant. Options serve to directly align the interests of executives, including the Chief Executive Officer, with the interests of other stockholders, since such executives will not realize a benefit unless and until the market price of the Company's Common Stock increases.

     Mr. Nugent became the Chief Executive Officer of the Company on April 1, 1996. His base salary as of March 31, 1998, was increased 10% over his previous base salary in order to maintain his salary at approximately the mid-range of competitive industry practice. An annual cash incentive award is payable to Mr. Nugent if the Company achieves or exceeds specified earnings goals. Mr. Nugent's bonus for 1998 reflects the highest performance rating under the Foodmaker Performance Bonus Plan. In 1998, approximately one-half of Mr. Nugent's compensation was incentive pay.

     This report is submitted by the Board of Directors and the Compensation Committee.

              Board of Directors                      Compensation Committee
     --------------------------------------------     ----------------------
     Michael E. Alpert        Jack W. Goodall         Jay W. Brown
     Jay W. Brown             Murray H. Hutchison     Paul T. Carter
     Paul T. Carter           Robert J. Nugent        Murray H. Hutchison
     Charles W. Duddles       L. Robert Payne
     Edward Gibbons

     This report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are currently Jay W. Brown, Paul
T. Carter and Murray H. Hutchison. Jay W. Brown, who was Vice President of the Company from July 1981 to July 1983, participated in the deliberations of the committee.

Pension Plan Table

     Retirement Plan. The Company maintains a retirement plan (the "Retirement Plan"), which was adopted effective October 21, 1985 and restated effective as of January 1, 1989. The Retirement Plan is a defined benefit plan covering eligible regular employees employed in an administrative, clerical, or restaurant hourly capacity who have completed 1,000 Hours of Service and reached age 21. The Retirement Plan provides that a participant retiring at age 65 will receive an annual retirement benefit equal in amount to one percent of Final Average Pay multiplied by Benefit Service plus .4% of Final Average Pay in excess of Covered Compensation multiplied by Benefit Service, subject to grandfathered minimum benefit accruals under the previous plan as of December 31, 1988. The .4% portion of the calculation is limited to a maximum of 35 years of service. The Employee Retirement Income Security Act of 1974 ("ERISA") and various tax laws may cause a reduction in the annual retirement benefit payable under the Retirement Plan. (The preceding capitalized terms are defined in the Retirement Plan, a copy of which is filed as an exhibit to the Company's Annual Report on Form 10-K.)

     Although normal retirement is age 65, benefits may begin as early as age 55 if service requirements defined in the Retirement Plan are met. Benefits payable are reduced for early commencement.

     Supplemental Retirement Plan. The Company established a non-qualified supplemental retirement plan for selected executives effective April 2, 1990, known as the Supplemental Executive Retirement Plan. The plan provides for a percentage of replacement income based on Service and Final Average Compensation (each as defined in the plan). The target replacement income from all Company funded sources based upon a maximum of 20 full years of service is 60% of Final Average Compensation. For those executives whose service lengths are less than 20 years, the target percentage of 60% is reduced by applying a factor determined by dividing the number of full years of actual service by 20. The plan is unfunded and represents an unsecured claim against the Company.

     Easy$aver Plus Plan. Effective October 21, 1985, the Company adopted the Foodmaker Savings Investment Plan, currently named the Foodmaker Easy$aver Plus Plan (the "E$P"), which includes a cash-or-deferred arrangement under Section 401(k) of the Internal Revenue Code. Eligible employees who have completed at least one year of service and reached age 21 qualify for the E$P. Participants in the E$P may defer up to 12% of their pay on a pre-tax basis. In addition, the Company contributes on a participant's behalf an amount equal to 50% of the first 4% of compensation that is deferred by the participant.

     Deferred Compensation Plan. Since January 1, 1989, all executive officers and certain other members of management of the Company have been excluded from participation in the E$P. Effective April 2, 1990, all such persons were offered an opportunity to participate in a non-qualified deferred compensation plan established by the Company. Participants of the plan, known as the Capital Accumulation Plan for Executives, may defer up to 15% of base and/or bonus pay. The Company contributes on a participant's behalf 100% of the first 3% of compensation that is deferred by the participant. Benefits paid under such plan also include an interest component based on Moody's Average Corporate Bond Yield Index. The plan is unfunded and participants' accounts represent unsecured claims against the Company.

     Summary of Retirement and Other Deferred Benefits. The following table shows estimated annual benefits payable to participants as a straight life annuity. The benefits are derived from some or all of the following Company funded sources: Retirement Plan, Company contributions to the E$P, Company contributions to the Deferred Compensation Plan, Supplemental Retirement Plan and Social Security (50% of primary insurance amount).

                                       Estimated Annual Benefits Based on
                                                Years of Service
                                       ----------------------------------
Average Annual Earnings                   10          15          20
-------------------------------------------------------------------------
  $  100,000. . . . . . . . . . . .  $  30,000   $  45,000   $  60,000
     200,000. . . . . . . . . . . .     60,000      90,000     120,000
     300,000. . . . . . . . . . . .     90,000     135,000     180,000
     400,000. . . . . . . . . . . .    120,000     180,000     240,000
     500,000. . . . . . . . . . . .    150,000     225,000     300,000
     600,000. . . . . . . . . . . .    180,000     270,000     360,000
     800,000. . . . . . . . . . . .    240,000     360,000     480,000
   1,000,000. . . . . . . . . . . .    300,000     450,000     600,000
   1,200,000. . . . . . . . . . . .    360,000     540,000     720,000

     At September 27, 1998, the number of years of service under the retirement plans for Messrs. Nugent, Williams, Duddles, Schauf and Schultz was 19, 28, 25, 2 and 23, respectively; and the amount of eligible compensation for each of these individuals approximates the amounts reflected as salary and bonus in the Summary Compensation Table.

Severance Arrangements

     The Company has entered into compensation and benefits assurance agreements with certain of its senior executives, including Messrs. Nugent, Williams, Duddles, Schauf and Schultz, for the payment of certain compensation and the provision for certain benefits in the event of termination of employment following a change in control of the Company. The agreements continued in effect through September 29, 1998 and are automatically extended for additional, successive, two-year terms thereafter unless at least six-months written notice is given to the contrary. If there is a change of control (as defined in the agreements) during the term of any such agreement, the executive will be entitled to receive the payments and benefits specified in the event that his employment is terminated within 24 months thereafter: (i) involuntarily, without cause or (ii) voluntarily for "good reason" (as defined in the agreements). Amounts payable under each agreement include all amounts earned by the employee prior to the date of termination and a multiple of the employee's annual base salary, bonus and the Company's matching contributions to the deferred compensation plan. In the case of Messrs. Nugent, Williams, Duddles, Schauf and Schultz, the applicable multiples are 2.5, 2.5, 2.5, 2.5 and 1.5, respectively. In addition, the agreements provide for the continuation of health insurance benefits for a period of up to 18 months following termination and certain incidental benefits.

                              CERTAIN TRANSACTIONS

     In 1990, a wholly-owned subsidiary of the Company entered into a master license agreement with Foodmex, Inc., a Nevada corporation, for the development and operation of Jack in the Box restaurants in Mexico. In connection with the master license agreement in 1990, the stockholders of Foodmex provided personal guarantees of Foodmex's obligations to the Company's subsidiary. In 1993, Foodmex and the Company's subsidiary modified and amended their agreement. Subsequently, as the result of severe financial difficulties encountered by Foodmex, it became unable to meet its obligations on a current basis. Therefore, Foodmex was required to pay in advance for its food and supplies purchased from the Company and entered into an agreement for the payment, over an extended period without interest, of the accumulated arrearage.

     In December 1996, the Company's subsidiary terminated its franchise agreement with Foodmex; and Foodmex filed a lawsuit in the U.S. District Court in San Diego, Foodmex, Inc. v. Foodmaker International Franchising, Inc., et al., against the Company, its subsidiary, Jack W. Goodall, Robert J. Nugent and another employee of the Company. As amended, the complaint alleges claims for breach of contract, breach of the implied covenant of good faith and fair dealing, fraud, tortious interference with contract relations, violation of the California Franchise Relations Act, Racketeer Influenced and Corrupt Organization Act and civil conspiracy. The amended complaint seeks monetary damages in excess of $10 million and punitive damages. A counterclaim was filed by the Company and its subsidiary alleging claims based on breach of contract, trademark infringement, unfair competition and false designation of origin. The counterclaim seeks injunctive relief and monetary damages, including payment of over $1 million owing to the Company's subsidiary.

     In March 1997, the Court granted the Company's subsidiary's motion for a preliminary injunction, held that the Company was likely to prevail in its suit, and ordered Foodmex to immediately cease using the Jack in the Box trademarks and systems. In granting the motion, the Court found that the Company's subsidiary has a likelihood of success on the merits of its breach of contract and trademark infringement claims and required Foodmex to comply with the termination provisions of its agreement, including the removal of all Jack in the Box signs and discontinuance of all further use of Jack in the Box trademarks. In June 1997, Foodmex and its president were found in contempt of court for failing to comply with the preliminary injunction.

     In April 1997, the Company's subsidiary filed an action in the Superior Court for San Diego, Foodmaker International Franchising, Inc. v. Weber et al., against certain of the stockholders of Foodmex, seeking to enforce guarantee of Foodmex's obligations to the Company. This action was dismissed by the court.

     Sharon Payne, who is the daughter of L. Robert Payne, a director of the Company, acquired 25% of the outstanding common stock of Foodmex in 1990, loaned certain funds to Foodmex and signed a guarantee of Foodmex's obligations to the Company's subsidiary, similar in substance to that provided by the other Foodmex stockholders. The Company has been advised that it is the position of Ms. Payne that her personal guarantee is no longer of any legal effect as the result of changes made to the agreements between Foodmex and the Company's subsidiary subsequent to the making of her guarantee. Ms. Payne is not a defendant in the Weber lawsuit.

     The Company has been advised by Mr. Payne that the majority of the funds invested by his daughter in Foodmex (including her loans to Foodmex) were loaned to her by him. In addition, Mr. Payne has advised that in the past he, his wife and a family trust provided guarantees of, and certain collateral for, Foodmex's bank indebtedness, the maximum amount of which was approximately $760,000, and which is currently $69,200. Mr. Payne has also advised the Company that he never guaranteed any of Foodmex's obligations to the Company's subsidiary. Mr. Payne has also advised the Company that in December 1995 all of the ownership interest formerly held by his daughter in Foodmex was transferred to other stockholders of Foodmex; and that neither he nor his daughter presently holds any ownership interest in Foodmex.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative return to holders of the Company's Common Stock at September 30th of each year with a Restaurant Peer Group Index and the Standard & Poor's ("S&P") 500 Index for the same period. The comparison assumes $100 was invested on September 30, 1993 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the periods.

                   [A LINE GRAPH CHART WAS INCLUDED HEREIN WHICH
                    GRAPHICALLY REFLECTED THE FOLLOWING DATA]

                           1993    1994    1995    1996    1997    1998
                           ----    ----    ----    ----    ----    ----
Foodmaker, Inc.             100      58      58     100     188     157
Restaurant Peer Group (1)   100      88      86      91     114      99
S&P 500 Index               100     104     135     162     227     248
_________________________

(1)  The Restaurant Peer Group Index is comprised of the following companies:
     Bob Evans Farms, Inc.; CKE Restaurants, Inc.; Luby's Cafeterias, Inc.; Ryan's Family Steak Houses, Inc.; Sbarro, Inc.; Shoney's, Inc.; and Vicorp Restaurants, Inc.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of more than 10% of the Company's Common Stock is required to file certain forms with the Securities and Exchange Commission. A report of beneficial ownership of the Company's Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirements and a report on Form 4 or Form 5 must be filed to reflect changes thereafter. Based on written statements and copies of forms provided to the Company by persons subject to the reporting requirements, the Company believes that all such reports required to be filed by such persons during fiscal 1998 were filed on a timely basis.

                                  PROPOSAL TWO

                        APPROVAL OF AMENDED AND RESTATED
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

General Information

     The Company has used stock options granted under the Non-Employee Director Stock Option Plan (the "Director Plan") as an incentive for its non-employee directors. As of December 15, 1998, only 10,000 of the originally approved 250,000 shares of the Company's Common Stock remained available under the Director Plan. All stock options granted under the Director Plan are nontransferable and have exercise prices at least equal to the market price of the underlying stock on the date the options were granted. The Director Plan provides for options that do not qualify as incentive stock options under
Section 422A of the Internal Revenue Code. On November 12, 1998, the Board of Directors of the Company amended the Director Plan, subject to the approval of the stockholders, to increase the aggregate number of shares available for grants under the plan to 650,000 from 250,000. This plan, as amended and restated, is being submitted to the stockholders of the Company for their approval at the Annual Meeting. The affirmative vote of a majority of shares of Common Stock voting at the Annual Meeting, provided a quorum is present, is required for approval of this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

     The following description of the Director Plan is qualified in its entirety by reference to the full text of the plan, as it is proposed to be amended and restated, a copy of which is attached as Exhibit A to this Proxy Statement.

Purpose and Eligibility

     The purpose of the Director Plan is to promote the long-term growth and financial success of the Company by enabling the Company to attract, retain and motivate non-employee directors of the Company by providing for or increasing their proprietary interest in the Company. The persons eligible to be considered for the grant of options hereunder are any directors of the Board who are not employees of the Company or a subsidiary of the Company.

Stock Subject to Director Plan

     The Director Plan currently provides for a maximum of 250,000 shares of Common Stock that may be subject to options granted thereunder during the ten year duration of the plan. Under the proposed amendment to the Director Plan, the number of shares available would be increased to 650,000.

     The Director Plan provides that if the outstanding shares of stock of the class then subject to this plan are increased or decreased or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this plan and for which options then outstanding under this plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options. Shares of Common Stock subject to the unexercised portions of any options granted under this plan which expire, terminate or are canceled may again be subject to options under this plan.

Terms of Options

     Commencing February 17, 1995 and on the date of each annual stockholder meeting thereafter at which such non-employee director has been re-elected to the Board, such non-employee director will be automatically granted a non-qualified stock option to purchase 10,000 shares of Common Stock under the Director Plan. The per share exercise price of each option will be equal to the current market price per share of Common Stock on the date of grant, which is generally equal to the closing price of the Common Stock on the New York Stock Exchange.

     The current market price per share of Common Stock on the date of grant shall be not less than the higher of (a) the Quoted Price per share for such stock on the business day immediately preceding the date of grant or (b) the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date of grant. The "Quoted Price" of the Common Stock shall be the last reported sales price of the Common Stock as reported by NASDAQ, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither is so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board shall determine the current market price on the basis of such information as it in good faith considers appropriate.

     Each option will have a term of ten years and shall become exercisable in full six months after the date of grant. If on any date upon which options are to be granted under this Director Plan the number of shares of Common Stock remaining available under the Director Plan is less than the number of shares required for all grants to be made on such date, then options to purchase a proportionate amount of such available number of shares of Common Stock shall be granted to each eligible non-employee director.

Payment for Securities

     All or a portion of an exercisable option shall be deemed exercised upon delivery to the Secretary of the Company at the Company's principal office of all of the following: (i) a written notice of exercise specifying the number of shares to be purchased signed by the non-employee director or other person then entitled to exercise the option, (ii) full payment of the exercise price for such shares by any of the following or combination thereof (a) cash, (b) certified or cashier's check payable to the order of the Company, or (c) the delivery of whole shares of the Company's Common Stock owned by the option holder and valued at the closing market price on the business day prior to the date of exercise, (iii) such representations and documents as the Board, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations, (iv) in the event that the option shall be exercised by any person or persons other than the non-employee director, appropriate proof of the right of such person or persons to exercise the option, and (v) such representations and documents as the Board, in its sole discretion, deems necessary or advisable.

Nontransferability

     Any option granted under this plan shall by its terms be nontransferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee.

Administration

     The Director Plan is intended to meet the requirements of Rule 16b-3 adopted under the Securities Exchange Act of 1934 (or its successor) and is intended to be self-governing. To this end, the Director Plan requires no discretionary action by any administrative body with regard to any transaction under the Director Plan. To the extent that any questions of interpretation arise, these shall be resolved by the Board.

Amendment and Termination

     The Board may alter, amend, suspend, or terminate the Director Plan, provided that no such action shall deprive any optionee, without his or her consent, of any option granted to the optionee pursuant to this plan or of any of his or her rights under such option and provided further that the provisions of this plan designating persons eligible to participate in the Director Plan and specifying the amount, exercise price and timing of grants under the Director Plan shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     Unless sooner terminated, the Director Plan terminates ten years after the date of stockholders' approval thereof. Subsequent to such termination date, no options may be granted under this plan, but such termination will not prevent a participant holding an option with an exercise date subsequent to the termination date from exercising that option.

Federal Income Tax Consequences

     The following statement is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the Director Plan.

     Although the grant of a non-qualified option is not generally taxable to the recipient, upon exercise the recipient will be taxed at ordinary income rates on the excess of the fair market value on the exercise date of the stock received over the option exercise price, and the Company will be entitled to a tax deduction of the same amount. The amount included in the optionee's taxable income on the exercise of a non-qualified option will be subject to federal and state income tax withholding. The optionee's basis in the acquired shares will be equal to the option exercise price plus the amount included in income upon exercise. Gain or loss on the subsequent sale or disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the holding period for the stock as of the date of disposition. The stockholder will recognize long-term capital gain or loss if the holding period exceeds one year.

Participant Benefits of Amended and Restated Plan

     Each of the seven non-executive (non-employee) directors of the Company, assuming continued service, would receive annually, until the amended and restated plan's 650,000 shares are depleted, stock options for the purchase of 10,000 shares (70,000 shares annually for all such directors) of Common Stock at the fair market value on the date of grant. Any potential realizable value of the options is subject to the increase, if any, in the market price of the Company's Common Stock.

     None of the executive officers reflected in the summary compensation table or other categories of employees of the Company are covered by the Director Plan.

                                 PROPOSAL THREE

                         RATIFICATION OF THE APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The Board has appointed KPMG Peat Marwick LLP as independent accountants to examine the consolidated accounts of the Company for the fiscal year ending October 3, 1999, subject to ratification by stockholders. KPMG Peat Marwick LLP has acted as accountants for Foodmaker since 1986. A representative of the firm will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

                                 OTHER BUSINESS

     Foodmaker's management is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

     Pursuant to the Company's Bylaws, in order for a stockholder to present business at the Annual Meeting or to make nominations for election of a director, such matters must be filed in writing with the Secretary of the Company in a timely manner. To be timely, a stockholder's notice must be delivered to the principal executive offices of the Company not less than ninety
(90) nor more than one hundred and twenty (120) days prior to the meeting as originally scheduled; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is made to stockholders, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure was made. Such notice shall set forth, as to the stockholder giving notice, the stockholder's name and address as they appear on the Company's books, and the class and number of shares of the Company which are beneficially owned by such stockholder.

Additionally, (i) with respect to a stockholder's notice regarding a nominee for director, such notice shall set forth, as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) with respect to a notice relating to a matter the stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the meeting and any material interest of the stockholder in such business.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials to be distributed in connection with the Company's Annual Meeting of Stockholders to be held in the year 2000 must set forth such proposal in writing and file it with the Secretary of the Company on or before September 10, 1999. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                        1998 ANNUAL REPORT AND FORM 10-K

     A copy of the 1998 Annual Report to Stockholders accompanies this Proxy Statement. Foodmaker's Annual Report on Form 10-K for the year ended
September 27, 1998, as filed with the Securities and Exchange Commission, contains detailed information concerning Foodmaker and its operations which is not included in the 1998 Annual Report. A COPY OF THE 1998 FORM 10-K WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO: Foodmaker Treasury Department, 9330 Balboa Avenue, San Diego, California 92123-1516.

                                   By Order of the Board of Directors,

                                   LAWRENCE E. SCHAUF

                                   Lawrence E. Schauf
                                   Secretary

                                                                       Exhibit A

                                 FOODMAKER, INC.
                              AMENDED AND RESTATED
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. Purpose of the Plan. Under this Non-Employee Director Stock Option Plan (the "Director Plan") of Foodmaker, Inc., a Delaware corporation (the "Company"), options may be granted to eligible persons, as set forth in Section 4, to purchase shares of the Company's common stock ("Common Stock"). This Director Plan is designed to promote the long-term growth and financial success of the Company by enabling the Company to attract, retain and motivate such persons by providing for or increasing their proprietary interest in the Company.

     2. Effective Date. This Director Plan shall be in effect commencing on February 17, 1995, subject to approval by the Company's stockholders. Options may not be granted more than ten years after the date of stockholder approval of this Director Plan or termination of this Director Plan by the Board of Directors of the Company (the "Board"), whichever is earlier.

     3. Plan Operation. This Director Plan is intended to meet the requirements of Rule 16b-3(c)(2)(ii) adopted under the Securities Exchange Act of 1934 (or its successor) and accordingly is intended to be self-governing. To this end, this Director Plan requires no discretionary action by any administrative body with regard to any transaction under this Director Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Board.

     4. Eligible Persons. The persons eligible to receive a grant of non-qualified stock options hereunder are any Director of the Board who on the date of said grant is not an employee of the Company or a subsidiary of the Company. For purposes of this Section 4, a person shall not be considered an employee solely by reason of serving as Chairman of the Board.

     5. Stock Subject to Director Plan. The maximum number of shares that may be subject to options granted hereunder shall be 650,000 shares of Common Stock, subject to adjustments under Section 6. Shares of Common Stock subject to the unexercised portions of any options granted under this Director Plan which expire, terminate or are canceled may again be subject to options under this Director Plan.

     6. Adjustments. If the outstanding shares of stock of the class then subject to this Director Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, spin-offs and the like, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this Director Plan and for which options then outstanding under this Director Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

     7. Stock Options. Commencing February 17, 1995 and on the date of each annual stockholder meeting thereafter at which such non-employee director has been re-elected to the Board, such non-employee director will be automatically granted a non-qualified stock option to purchase 10,000 shares of Common Stock. The per share exercise price of each option will be equal to the current market price per share of Common Stock on the date of grant.

     The current market price per share of Common Stock on the date of grant shall be not less than the higher of (a) the Quoted Price per share for such stock on the business day immediately preceding the date of grant or (b) the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date of grant. The "Quoted Price" of the Common Stock shall be the last reported sales price of the Common Stock as reported by NASDAQ, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board shall determine the current market price on the basis of such information as it in good faith considers appropriate.

     Each option will have a term of ten years and shall become exercisable in full six months after the date of grant. If on any date upon which options are to be granted under this Director Plan the number of shares of Common Stock remaining available under the Director Plan are less than the number of shares required for all grants to be made on such date, then options to purchase a proportionate amount of such available number of shares of Common Stock shall be granted to each eligible non-employee director.

     8. Documentation of Grants. Awards made under this Director Plan shall be evidenced by written agreements or such other appropriate documentation as the Board shall prescribe. The Board need not require the execution of any instrument or acknowledgment of notice of an award under this Director Plan, in which case acceptance of such award by the respective optionee will constitute agreement to the terms of the award.

     9. Nontransferability. Any option granted under this Director Plan shall by its terms be nontransferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the optionee's lifetime, only by the optionee.

     10. Amendment and Termination. The Board may alter, amend, suspend, or terminate this Director Plan, provided that no such action shall deprive any optionee, without his or her consent, of any option granted to the optionee pursuant to this Director Plan or of any of his or her rights under such option and provided further that the provisions of this Director Plan designating persons eligible to participate in the Director Plan and specifying the amount, exercise price and timing of grants under the Director Plan shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     11. Termination of Directorship. Notwithstanding Section 7 above, all options granted hereunder and held by non-employee directors as of the date of cessation of service as a director may be exercised by the non-employee director or his or her heirs or legal representatives until the earlier of the tenth anniversary of the date of grant or the expiration of ninety days after the date of cessation of such service.

     12. Manner of Exercise. All or a portion of an exercisable option shall be deemed exercised upon delivery to the Secretary of the Company at the Company's principal office all of the following: (i) a written notice of exercise specifying the number of shares to be purchased signed by the non-employee director or other person then entitled to exercise the option, (ii) full payment of the exercise price for such shares by any of the following or combination thereof (a) cash, (b) certified or cashier's check payable to the order of the Company, or (c) the delivery of whole shares of the Company's Common Stock owned by the option holder and valued at the closing market price on the business day prior to the date of exercise, (iii) such representations and documents as the Board, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations, (iv) in the event that the option shall be exercised by any person or persons other than the non-employee director, appropriate proof of the right of such person or persons to exercise the option, and (v) such representations and documents as the Board, in its sole discretion, deems necessary or advisable.

     13. Compliance with Law. Common Stock shall not be issued upon exercise of an option granted under this Director Plan unless and until counsel for the Company shall be satisfied that any conditions necessary for such issuance to comply with applicable federal, state or local tax, securities or other laws or rules or applicable securities exchange requirements have been fulfilled.

     IN TESTIMONY WHEREOF, Foodmaker, Inc. has executed this Director Plan by its officers thereunto duly authorized.

Proxy with telephone voting instructions - side one --------------------------


PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               FOODMAKER, INC.

       FOR ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 12, 1999 AT 2:00 P.M.
        DEL MAR HILTON, 15575 JIMMY DURANTE BOULEVARD, DEL MAR, CALIFORNIA.

The undersigned hereby appoints Jack W. Goodall, Charles W. Duddles and Lawrence E. Schauf and each of them, acting by a majority or by one of them if only one is acting, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Stockholders of Foodmaker, Inc., a Delaware corporation ("Foodmaker"), on February 12, 1999, and any postponements or adjournments thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the other side hereof and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed and "FOR" Proposal 2 and 3. The Board of Directors recommends a vote FOR the above proposals.


     (Continued, and to be marked, dated and signed, on the other side)
  ---------------------------------------------------------------------------
                       ^   FOLD AND DETACH HERE  ^








                              FOODMAKER, INC.

                      ANNUAL MEETING OF STOCKHOLDERS
                      FEBRUARY 12, 1999 AT 2:00 P.M.

                              DEL MAR HILTON
                      15575 JIMMY DURANTE BOULEVARD
                            DEL MAR, CALIFORNIA

Proxy with telephone voting instructions - side two --------------------------


    The Board of Directors recommends a vote FOR Proposals 1, 2 and 3

                                                         Please mark
                                                         your votes as
                                                         indicated in   /x/
                                                         this example


                                                      FOR  WITHHOLD
1. ELECTION OF DIRECTORS                              ALL    ALL

Nominees:                                            / /    / /
01 Michael E. Alpert      06 Jack W. Goodall
02 Jay W. Brown           07 Murray H. Hutchison
03 Paul T. Carter         08 Robert J. Nugent
04 Charles W. Duddles     09 L. Robert Payne
05 Edward Gibbons

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name below.)

---------------------------------------------

2. Approve the Non-Employee Director Stock            FOR  AGAINST  ABSTAIN
   Option Plan, as amended.                           / /    / /      / /


3. Ratification of appointment of KPMG Peat           FOR  AGAINST  ABSTAIN
   Marwick LLP as independent accountants.            / /    / /      / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   I plan to attend the meeting.                      YES           NO
                                                      / /          / /

 *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW ***

[NAME, ADDRESS & SHARE INFORMATION]


   Signature(s)_________________________Dated:___________________, 1999

Stockholder(s), please sign above exactly as name appears hereon; in the case of joint holders, all should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

   -------------------------------------------------------------------------
                        ^   FOLD AND DETACH HERE  ^


                              VOTE BY TELEPHONE
                     QUICK  * * *  EASY  * * *  IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPTION #1:  To vote as the Board of Directors recommends on ALL proposals, press 1.

      Your vote will be confirmed and cast as you directed.  END OF CALL

OPTION #2:  If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1: To vote FOR ALL nominees, press 1;  to WITHHOLD FOR ALL nominees, press 9; To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

       Your vote will be confirmed and cast as you directed.  END OF CALL.

   If you vote by telephone, there is no need for you to mail back your proxy.
                              THANK YOU FOR VOTING

   Call * * Toll Free * * On a Touch Tone Telephone
            1-800-840-1208 - ANYTIME
      There is NO CHARGE to you for this call            [Control Number]

Proxy without telephone voting instructions - side one -----------------------

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 FOODMAKER, INC.

      FOR ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 12, 1999 AT 2:00 P.M.
       DEL MAR HILTON, 15575 JIMMY DURANTE BOULEVARD, DEL MAR, CALIFORNIA.

The undersigned hereby appoints Jack W. Goodall, Charles W. Duddles and Lawrence E. Schauf and each of them, acting by a majority or by one of them if only one is acting, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Stockholders of Foodmaker, Inc., a Delaware corporation ("Foodmaker"), on February 12, 1999, and any postponements or adjournments thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the other side hereof and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed and "FOR" Proposal 2 and 3. The Board of Directors recommends a vote FOR the above proposals.


      (Continued, and to be marked, dated and signed, on the other side)
   -----------------------------------------------------------------------
                        ^   FOLD AND DETACH HERE  ^








                                FOODMAKER, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                        FEBRUARY 12, 1999 AT 2:00 P.M.

                                DEL MAR HILTON
                        15575 JIMMY DURANTE BOULEVARD
                              DEL MAR, CALIFORNIA

Proxy without telephone voting instructions - side two -----------------------

    The Board of Directors recommends a vote FOR Proposals 1, 2 and 3

                                                         Please mark
                                                         your votes as
                                                         indicated in   /x/
                                                         this example


                                                      FOR  WITHHOLD  FOR ALL
1. ELECTION OF DIRECTORS                              ALL    ALL     EXCEPT
                                                                  (noted below)
Nominees:                                            / /    / /       / /
01 Michael E. Alpert      06 Jack W. Goodall
02 Jay W. Brown           07 Murray H. Hutchison
03 Paul T. Carter         08 Robert J. Nugent
04 Charles W. Duddles     09 L. Robert Payne
05 Edward Gibbons

(Instruction: To withhold authority to vote for any individual nominee mark the "FOR ALL EXCEPT" box above and write that nominee's name below.)

---------------------------------------------

2. Approve the Non-Employee Director Stock            FOR  AGAINST  ABSTAIN
   Option Plan, as amended.                           / /    / /      / /

3. Ratification of appointment of KPMG Peat           FOR  AGAINST  ABSTAIN
   Marwick LLP as independent accountants.            / /    / /      / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   I plan to attend the meeting.                      YES           NO
                                                      / /          / /

[NAME, ADDRESS & SHARE INFORMATION]


     Signature(s)______________________________Dated:________________, 1999

Stockholder(s), please sign above exactly as name appears hereon; in the case of joint holders, all should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

   ------------------------------------------------------------------------
                        ^   FOLD AND DETACH HERE  ^

Proxy Easy$aver Plus Plan - side one -----------------------------------------



                   FOODMAKER, INC. EASY$AVER PLUS PLAN BALLOT

      FOR ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 12, 1999 AT 2:00 P.M.
       DEL MAR HILTON, 15575 JIMMY DURANTE BOULEVARD, DEL MAR, CALIFORNIA.

This is a ballot for voting instructions for the shares of Foodmaker, Inc. stock allocated to your Foodmaker, Inc. Easy$aver Plus Plan account. Mellon Bank, N.A., as Trustee of the Plan, will vote all shares held in your account as directed on your ballot at the Foodmaker, Inc. Annual Meeting of Stockholders to be held on February 12, 1999.

Indicate your voting instructions for the proposals on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before February 10, 1999 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote your shares according to your instructions. If you do not properly sign and return the ballot to be received on or before February 10, 1999, to Ellen Philip Associates Inc., no action will be taken with respect to those shares which have been allocated to your account.


     (Continued, and to be marked, dated and signed, on the other side)
    -----------------------------------------------------------------------
                          ^   FOLD AND DETACH HERE  ^







                                FOODMAKER, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                        FEBRUARY 12, 1999 AT 2:00 P.M.

                                DEL MAR HILTON
                        15575 JIMMY DURANTE BOULEVARD
                              DEL MAR CALIFORNIA

Proxy Easy$aver Plus Plan - side two -----------------------------------------

    The Board of Directors recommends a vote FOR Proposals 1, 2 and 3

                                                         Please mark
                                                         your votes as
                                                         indicated in   /x/
                                                         this example


                                                      FOR  WITHHOLD  FOR ALL
1. ELECTION OF DIRECTORS                              ALL    ALL     EXCEPT
                                                                  (noted below)
Nominees:                                            / /    / /       / /
01 Michael E. Alpert      06 Jack W. Goodall
02 Jay W. Brown           07 Murray H. Hutchison
03 Paul T. Carter         08 Robert J. Nugent
04 Charles W. Duddles     09 L. Robert Payne
05 Edward Gibbons

(Instruction: To withhold authority to vote for any individual nominee mark the "FOR ALL EXCEPT" box above and write that nominee's name below.)

---------------------------------------------

2. Approve the Non-Employee Director Stock            FOR  AGAINST  ABSTAIN
   Option Plan, as amended.                           / /    / /      / /

3. Ratification of appointment of KPMG Peat           FOR  AGAINST  ABSTAIN
   Marwick LLP as independent accountants.            / /    / /      / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


[NAME, ADDRESS & SHARE INFORMATION]


  Signature(s)____________________________________Dated:________________, 1999



   --------------------------------------------------------------------------
                        ^   FOLD AND DETACH HERE  ^

BALLOT                          FOODMAKER, INC.                         BALLOT
              Annual Meeting of Stockholders, February 12, 1999

The undersigned votes_________________________________(_______________________)
shares of stock, with respect to the following:

1. Election of Directors: Michael E. Alpert, Jay W. Brown, Paul T. Carter, Charles W. Duddles, Edward Gibbons, Jack W. Goodall, Murray H. Hutchison, Robert J. Nugent and L. Robert Payne.
      / / FOR all nominees listed.
      / / WITHHOLD AUTHORITY to vote for all nominees listed.
      / / FOR all nominees listed except__________________________________


2. Approve the Non-Employee Director Stock Option Plan, as amended.
                         / / FOR  / / AGAINST  / / ABSTAIN

3. Ratification of appointment of KPMG Peat Marwick LLP as independent
   accountants.          / / FOR  / / AGAINST  / / ABSTAIN


____________________________________________
Stockholder's signature (/ / check box if you are voting shares held in Easy$aver Plus Plan)

INSTRUCTION: If ballot is cast by proxy, print stockholder name above or, if multiple stockholders, print "Proxies Filed" above.


____________________________________________
Proxy signature (if ballot is cast by proxy)